UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 28, 2024
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 25, 2024, LanzaTech Global, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 146,438,514 shares of common stock, or approximately 74.1% of the total shares entitled to vote, were represented at the Annual Meeting in person or by proxy.
Stockholders voted on the following four proposals at the Annual Meeting, all of which are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2024, and cast their votes as described below:
A.Stockholders approved the election of each of the Company’s two (2) Class I director nominees to hold office until the 2027 Annual Meeting of Stockholders of LanzaTech Global, Inc. and until his or her successor is elected or appointed.
The results of the voting were as follows:

Nigel Gormly
Number of shares For	136,192,451
Number of shares Withheld	1,268,967
Number of Broker Non-Votes	8,977,096

Dr. Jennifer Holmgren
Number of shares For	137,303,339
Number of shares Against	158,079
Number of Broker Non-Votes	8,977,096
B.Stockholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the Company’s fiscal year ending December 31, 2024. The results of the voting were as follows:

Number of shares For	146,242,786
Number of shares Against	48,409
Number of shares Abstaining	147,319
C.Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement for the Annual Meeting. The results of the voting were as follows:

Number of shares For	132,130,979
Number of shares Against	5,176,472
Number of shares Abstaining	153,967
Number of Broker Non-Votes	8,977,096
D.Stockholders approved, on an advisory basis, the frequency of holding an advisory vote on the compensation of the Company’s named executive officers. The results of the voting were as follows:

Number of shares for 1 Year	136,331,417
Number of shares for 2 Years	27,958
Number of shares for 3 Years	989,530
Number of shares Abstaining	112,513
Number of Broker Non-Votes	8,977,096
Based on the voting results, stockholders have approved that the Company provide for an annual advisory vote on the compensation of the Company’s named executive officers.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 28, 2024

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary
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